UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32731	84-1219301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Newport Center Drive

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 524-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2024, Jack Hartung notified Chipotle Mexican Grill, Inc. (“Chipotle”) of his decision to retire from Chipotle, effective March 31, 2025. Mr. Hartung currently serves as Chipotle’s Chief Financial and Administrative Officer and as Chipotle’s principal accounting officer, and has served as Chipotle’s Chief Financial Officer since 2002.

Adam Rymer, a 15-year Chipotle veteran, will assume the role of Chief Financial Officer, beginning January 1, 2025. Mr. Rymer, 42, joined Chipotle in 2009 and currently serves as Vice President of Finance and oversees Chipotle’s Corporate Finance, Field Finance and Investor Relations functions. During his entire tenure at Chipotle, he has reported directly or indirectly to and been mentored by Jack Hartung and has held a variety of finance positions of increasing responsibility.

Mr. Hartung will continue in his current position through the end of the year and will remain with Chipotle until March 31, 2025 to help ensure a smooth transition.

In addition, Jamie McConnell will assume the role of Chipotle’s Chief Accounting and Administrative Officer on January 1, 2025, reporting to Mr. Rymer. Since joining Chipotle in 2018, Ms. McConnell, 45, has reported directly to and been mentored by Jack Hartung. She currently serves as Vice President, Controller, with responsibility for the Corporate Accounting, Financial Reporting, Tax, Internal Audit, Accounting Shared Services, Licensing and Payroll functions.

No adjustments will be made to Mr. Rymer’s or Ms. McConnell’s compensation at this time. There is no arrangement or understanding between Mr. Rymer or Ms. McConnell and any other person pursuant to which either will be appointed; there are no family relationships, as defined in Item 401 of Regulation S-K, between either Mr. Rymer or Ms. McConnell and any of Chipotle’s executive officers or directors; and there are no transactions in which either Mr. Rymer or Ms. McConnell has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On July 9, 2024, Chipotle issued a press release announcing the changes described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by Chipotle Mexican Grill, Inc. on July 9, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 9, 2024	Chipotle Mexican Grill, Inc.

	By:	/s/ Roger Theodoredis
General Counsel & Chief Legal Officer